Consolidated Variable Interest Entities	12 Months Ended
Dec. 31, 2018
Consolidated Variable Interest Entities Disclosure [Abstract]
Consolidated Variable Interest Entities
Consolidated Variable Interest Entities

As of December 31, 2018 and 2017, we consolidated three VIEs: two entities that lease hotel properties and one management company. We consolidated these VIEs, since we are the primary beneficiaries of them as we have the power to direct the activities that most significantly affect their economic performance. Additionally, we have the obligation to absorb their losses and the right to receive benefits that could be significant to them. The assets of our consolidated VIEs are only available to settle the obligations of the respective entities. Our consolidated balance sheets included the assets and liabilities of these entities, which primarily comprised the following:

	December 31,
	2018	2017
	(in millions)
Cash and cash equivalents	$71	$73
Accounts receivable, net	15	16
Property and equipment, net	68	57
Deferred income tax assets	53	56
Other non-current assets	58	57
Accounts payable, accrued expenses and other	41	43
Long-term debt(1)	205	212
Other long-term liabilities	15	13

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(1)	Includes capital lease obligations of $187 million and $191 million as of December 31, 2018 and 2017, respectively.

During the years ended December 31, 2018, 2017 and 2016 we did not provide any financial or other support to any VIEs that we were not previously contractually required to provide, nor do we intend to provide such support in the future.